May 1, 2020 (Supplemented September 30, 2020)

Boston Trust Walden International Equity Fund (WIEFX)	Fund Summary

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can obtain the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.bostontrustwalden.com. You also can obtain this information at no cost by calling 1-800- 282-8782 x7050, sending an email request to mutualfunds@ bostontrustwalden.com, or asking any financial advisor, bank or broker-dealer that offers shares of the Fund.

The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, Boston Trust Walden Funds (formerly, “The Boston Trust & Walden Funds”) will send a notice, either by mail or email, each time the Fund’s updated report is available on its website (www. bostontrustwalden.com). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling your broker dealer or other financial intermediary, or by calling the Fund at (800) 282-8782, ext. 7050.

Investment Goals

Effective September 30, 2020, the name of the Walden International Equity Fund changed to the Boston Trust Walden International Equity Fund. The Fund seeks long-term capital growth through an actively managed portfolio of equities of international companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Boston Trust Walden International Equity Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on
Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (Rule 12b-1) Fees	None
Other Expenses
Recoupment[1]	0.02%
Other Operating Expenses	0.27%
Total Annual Fund Operating Expenses	1.04%

1	Under the terms of an expense limitation agreement with the Fund, Boston Trust Walden Inc. (the “Adviser”) may seek recoupment of fees waived and expenses reimbursed within three years of the date on which the expense reduction or reimbursement if the Fund is able to make the repayment without exceeding the current limitation on Total Fund Operating Expenses.

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes a $10,000 investment, a 5% annual return, redemption at the end of each period and that the Fund’s operating expenses remain the same. The Example reflects the fee waiver and expense reimbursement for the duration of the waiver/ reimbursement period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$327	$565	$1,250

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 10.70% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity securities of large and middle capitalization companies located in developed countries. Equity securities, including ordinary shares, are also known as common stock. The Fund expects to purchase securities of companies whose market capitalization at the time of purchase are encompassed by the range of an index which is a proxy for the international developed markets. Market capitalization ranges may vary from country to country. As of March 31, 2020, the range of the MSCI World ex-USA Index (net) would encompass firms with market capitalizations from $2.2 billion to $322 billion. “Assets” means net assets, plus the amount of borrowing or investment purposes. Shareholders will be given 60 days advance notice of any change to this policy.

www.bostontrustwalden.com

May 1, 2020 (Supplemented September 30, 2020)

Boston Trust Walden International Equity Fund	Fund Summary

Boston Trust Walden Inc. (formerly “Boston Trust Investment Management, Inc.”) (the “Adviser”) evaluates financially material environmental, social, and governance (ESG) factors as part of the investment decision-making process for the Fund. The Adviser considers financial materiality as it is understood in generally accepted accounting principles—information that would impact the judgment of an informed investor. The Adviser’s ESG analysis considers the range of impacts that ESG factors may have on future revenues, expenses, assets, liabilities and overall risk. The Fund is subject to screening criteria in which the Adviser excludes companies with significant exposure in specific products or services, considering their revenue dependence (share of total revenue derived from undesirable products/services), market share (if a company is a market leader in an undesirable product despite relatively small share of total company revenue), and severity (how proximate is the product or service to the undesirable product—e.g., minor electronic input to a weapon system). Examples of products and services are found on page 33 of the Prospectus in the second paragraph under the heading “Environmental, Social & Governance Guidelines.” The Adviser also exercises its full discretion in evaluating the overall performance of each company, relative to ESG guidelines, assessing its impact on stakeholders, performance over time (relative to peers and established goals), and transparency. The Adviser reviews five broad areas: products and services; environmental impact; workplace conditions; community impact; and corporate governance. The Fund may avoid companies it judges to have substandard performance in one or more of these areas. In addition, the Adviser utilizes active ownership to encourage more sustainable business policies and practices and greater ESG transparency. Active ownership strategies include proxy voting, dialogue with company management and sponsorship of shareholder resolutions, and public policy advocacy.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions and interest rates and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Investments in the Fund are not deposits of the Adviser or Boston Trust Walden Company (formerly, “Boston Trust & Investment Management Company”) and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are the main risks of investing in the Fund.

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.

Equity Risk: The value of the equity securities held by the Fund, and thus the value of a Fund’s shares, can fluctuate — at times dramatically.

Mid Cap Company Risk: These companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse political, regulatory, social and economic developments and differing auditing and legal standards. The departure of one or more countries from the European Union may have significant political and financial consequences for global markets.

Currency Risk: A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency and can result in a loss to the Fund.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. The Adviser may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

ESG Criteria Risk: Because the Fund’s criteria exclude securities of certain issuers for nonfinancial reasons, therefore, the Fund may forgo some market opportunities available to funds that do not use these criteria.

Performance

The bar chart and performance table below illustrate the variability of the returns of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with those of a broad measure of market performance. The Fund’s past performance is not an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.bostontrustwalden.com or by calling 1-800-282-8782, extension 7050.

Average Total Returns (Years ended December 31)

Best quarter:	Worst quarter:
1Q2019	4Q2018
9.00%	(11.22)%

For the period January 1, 2020 through March 31, 2020, the aggregate (non-annualized) total return for the Fund was (18.45)%.

Average Annual Total Returns (as of December 31, 2019)	1 Year	Since Inception (6/9/15)
Boston Trust Walden International Equity Fund
Before Taxes	20.62%	4.84%
After Taxes on Distributions	20.14%	4.54%
After Taxes on Distributions and Sale of Fund Shares	12.54%	3.78%
MSCI World ex-USA Index (net) (reflects deduction for withholding taxes)	22.49%	4.76%
FTSE All World Developed ex-US Index	22.63%	5.61%

www.bostontrustwalden.com

May 1, 2020 (Supplemented September 30, 2020)

Boston Trust Walden International Equity Fund	Fund Summary

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax- deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management

Investment Adviser:	Boston Trust Walden Inc.
Lead Portfolio Manager:	William Apfel, CFA, Since 2015
Co-Portfolio Managers:	Nathaniel J. Riley, CFA, Since 2017
David A. Sandell, CFA, Since 2017

Buying and Selling Fund Shares

Minimum Initial Investment:	$1,000,000
Minimum Additional Investment:	$1,000

To Place Orders:

Boston Trust Walden Funds

c/o Boston Trust Walden Company

One Beacon Street, Boston, MA 02108

Transaction Policies

You can buy or sell shares of the Fund on any business day by mail (Boston Trust Walden Funds, c/o Boston Trust Walden Company, One Beacon Street, Boston, MA 02108), or by telephone (1-800-282-8782, ext 7050). You can pay for shares by check or wire transfer.

Dividends, Capital Gains and Taxes

The Fund’s distributions are taxable as ordinary income and/or capital gains, except when your investment is in an IRA, 401(k) or other tax- advantaged investment plan. Such tax deferred arrangements may be taxed later upon withdrawal of monies from these arrangements.

Potential Conflicts of Interest – Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary an ongoing fee for providing administrative and related shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

www.bostontrustwalden.com